Intangible Assets	12 Months Ended
Dec. 31, 2025
Finite-Lived Intangible Assets, Net [Abstract]
Intangible assets

7. Intangible assets

The Company’s intangible assets with definite useful lives primarily consisted of licensed software and customer relationship, which are for sales or support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	As of December 31,
	2025	2024
	In thousands of USD
Software	$19,262	$18,903
Customer relationship	3,610	3,529
Less: accumulated amortization	(14,783)	(11,380)
Intangible assets, net	$8,089	$11,052

Amortization expense recognized in cost of revenues for the years ended December 31, 2025, 2024 and 2023 amounted to approximately $1.68 million, $1.55 million and $2.13 million, respectively. Amortization expense recognized in general and administrative expenses for the years ended December 31, 2025, 2024 and 2023 amounted to approximately $1.79 million, $0.51 million and $0.02 million, respectively. The weighted average amortization period for licensed software is approximately 4.92 years, 4.83 years and 5.01 years as of December 31, 2025, 2024 and 2023, respectively.

The Company has no pledged intangible assets as of December 31, 2025 and 2024.

The Company disposed of XMLC’ software with a gross carrying amount of $0.07 million, accumulated amortization of $0.06 million and a net carrying amount of $0.01 million.

The Company did not recognize any impairment loss on intangible asset for the years ended December 31, 2025, 2024 and 2023.

The future amortization expense of the intangible assets for the twelve months ending December 31 of the following years is expected as follows:

Year ending December 31,	Amortization expenses
In thousands of USD
2026	$2,997
2027	2,559
2028	1,776
2029	757
Total	$8,089